Exhibit 99.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

       =================================================================
                       Deutsche Bank Securities CMO Model
       =================================================================
       =================================================================
                              Price / Yield Report
       =================================================================


                    ----------------  ------
Bond Id and Name    COMM2005LNP5_RED    X2
                    ----------------  ------
                    ----------------
Bond Type             WACIO
                    ----------------
                    ------------------------
Bond Name                  XP
                    ------------------------
                    ------------------------                                                  ------------------
Original Balance    1,658,063,000.00                                       Current Balance    1,658,063,000.00
                    ------------------------                                                  ------------------
                    ------------------                                                        ------------------
Original Coupon           0.310146  %                                      Current Coupon           0.310146%
                    ------------------                                                        ------------------
                    -----------------------
Deal Description    COMM2005LNP5_RED
                    -----------------------
                    ------------------                                                        ------------------
Orig. Cutoff Date   4/1/05                                                 Dated Date          4/1/05
                    ------------------                                                        ------------------
                    ------------------                                                        ------------------
Settlement Date     4/29/05                                                First Payment Date  5/10/05
                    ------------------                                                        ------------------


Market Levels         TSY03M   TSY06M    TSY01Y   TSY02Y   TSY03Y   TSY05Y    TSY10Y   TSY30Y
                    --------------------------------------------------------------------------
                      3.6530   3.6530    3.6530   3.6530   3.7980   4.0260    4.3740   4.6860
                    --------------------------------------------------------------------------
Swap Table            SWP01Y   SWP02Y    SWP03Y   SWP04Y   SWP05Y   SWP06Y    SWP07Y   SWP08Y   SWP09Y   SWP10Y    SWP12Y   SWP15Y
                    --------------------------------------------------------------------------------------------------------------
                      42.460   42.460    46.230   47.060   45.300   47.050    47.970   47.900   47.070   45.750    55.000   57.480
                    --------------------------------------------------------------------------------------------------------------
                      SWP20Y   SWP25Y    SWP30Y   SWP40Y
                    ------------------------------------
                      59.450   55.675    49.401   49.401
                    ------------------------------------
                    ----------------------------------------------------------------------------------------------------------------
Report Generated    Thu Apr 14 19:01:36 2005 (v.3.test)
                    /home/abehlman/emikus/deals/cmbs/comm05lnp5/preprice/xcruns/comm05lnp5_preprice.cmo,
                    /data/strgrp/tsy/comm05lnp5_0413.level,
                    /home/abehlman/tmp/p5098/COMM2005LNP5_RED_S7_X2_py.csv
                    ----------------------------------------------------------------------------------------------------------------

                        X1          X2       GM_EXT
           ------------------------------------------
           1.515138      4.52        4.52        4.29
           ------------------------------------------

                    ---------------------------------
Ave Life                4.950       4.950       4.950
                    ---------------------------------
                    ---------------------------------
Mod Dur                 2.463       2.463       2.456
                    ---------------------------------
                    ---------------------------------
Window              4/06-4/12   4/06-4/12   4/06-4/12
                    ---------------------------------
                    ---------------------------------
Sprd/Avl              50.0/av     50.0/av     27.3/av
                    ---------------------------------

                    ------------------------------------------------------------
X1                                      Lockout YM only;100% CPR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
X2                                       Lockout YM only;0% CPR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
GM_EXT                                2 Year GM Balloon Extension
                    ------------------------------------------------------------

addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

       =================================================================
                       Deutsche Bank Securities CMO Model
       =================================================================
       =================================================================
                              Price / Yield Report
       =================================================================

                    ---------------- ------
Bond Id and Name    COMM2005LNP5_RED   X1
                    ---------------- ------
                    ----------------
Bond Type             WACIO
                    ----------------
                    -----------------------
Bond Name                  XC
                    -----------------------
                    -----------------------                                                   ----------------
Original Balance    1,702,020,822.00                                       Current Balance    1,702,020,822.00
                    -----------------------                                                   ----------------
                    ----------------                                                          ----------------
Original Coupon           0.040127%                                        Current Coupon            0.040127%
                    ----------------                                                          ----------------
                    ----------------
Deal Description    COMM2005LNP5_RED
                    ----------------
                    ----------------                                                          ----------------
Orig. Cutoff Date   4/1/05                                                 Dated Date            4/1/05
                    ----------------                                                          ----------------
                    ----------------                                                          ----------------
Settlement Date     4/29/05                                                First Payment Date   5/10/05
                    ----------------                                                          ----------------


Market Levels         TSY03M   TSY06M    TSY01Y   TSY02Y   TSY03Y   TSY05Y    TSY10Y   TSY30Y
                    --------------------------------------------------------------------------
                      3.6530   3.6530    3.6530   3.6530   3.7980   4.0260    4.3740   4.6860
                    --------------------------------------------------------------------------
Swap Table            SWP01Y   SWP02Y    SWP03Y   SWP04Y   SWP05Y   SWP06Y    SWP07Y   SWP08Y   SWP09Y   SWP10Y    SWP12Y   SWP15Y
                    --------------------------------------------------------------------------------------------------------------
                      42.460   42.460    46.230   47.060   45.300   47.050    47.970   47.900   47.070   45.750    55.000   57.480
                    --------------------------------------------------------------------------------------------------------------
                      SWP20Y   SWP25Y    SWP30Y   SWP40Y
                    -------------------------------------
                      59.450   55.675    49.401   49.401
                    -------------------------------------
                    ----------------------------------------------------------------------------------------------------------------
Report Generated    Thu Apr 14 19:09:42 2005 (v.3.test)
                    /home/abehlman/emikus/deals/cmbs/comm05lnp5/preprice/xcruns/comm05lnp5_preprice.cmo,
                    /data/strgrp/tsy/comm05lnp5_0413.level,
                    /home/abehlman/tmp/p5098/COMM2005LNP5_RED_S7_X1_py.csv
                    ----------------------------------------------------------------------------------------------------------------

                        X1         X2        GM_EXT
           --------------------------------------------
           0.849541      6.13         7.31         9.65
           --------------------------------------------

                    -----------------------------------
Ave Life                7.193        7.445        7.751
                    -----------------------------------
                    -----------------------------------
Mod Dur                 5.643        5.558        5.336
                    -----------------------------------
                    -----------------------------------
Window              5/05-9/19   5/05-12/19   5/05-12/19
                    -----------------------------------
                    -----------------------------------
Sprd/Avl             195.0/av     311.7/av     543.4/av
                    -----------------------------------

                    ------------------------------------------------------------
X1                                      Lockout YM only;100% CPR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
X2                                       Lockout YM only;0% CPR
                    ------------------------------------------------------------
                    ------------------------------------------------------------
GM_EXT                                2 Year GM Balloon Extension
                    ------------------------------------------------------------

addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.